UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2020

Atlas Growth Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	000-55603	80-0906030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 489-0006

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On March 25, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder by providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the SEC under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

Atlas Growth Partners, L.P. (the “Company”) is relying on the SEC Order issued by the SEC to extend the May 15, 2020 required filing date of its first quarter 2020 Quarterly Report on Form 10-Q (the “Company Form 10-Q”). The effects of COVID-19 have limited the abilities of the Company’s employees to conduct normal business activities, including the preparation and review of the Company Form 10-Q. The Company is following the recommendations of governmental health authorities to minimize exposure risk for its employees, including having some employees work remotely. As a result of the implementation of such measures, the limited size of the Company’s accounting staff and the recent transition in the ownership of the Company’s General Partner, the Company has experienced difficulties in completing the normal financial closing processes and internal reviews that are required to timely file the Company Form 10-Q. The Company expects to file the Company Form 10-Q on or before June 29, 2020, 45 days after the original due date.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in the Company Form 10-Q, as may be updated to reflect subsequent events impacting the Company:

The ongoing COVID-19 outbreak and the related impact on oil and natural gas prices have adversely affected, and could continue to adversely affect, our business, financial condition and results of operations.

The ongoing COVID-19 outbreak, which the WHO declared a pandemic and the United States Government declared a national emergency in March 2020, has reached more than 200 countries and has continued to be a rapidly evolving situation. The pandemic has resulted in widespread adverse impacts on the global economy and financial markets and we and our operators and other parties with whom we have business relations have experienced some resulting disruptions to our and their business operations. For example, since mid-March, we have had to limit access to our administrative offices and have taken certain other precautionary measures intended to help minimize the risk to our employees, our business and our community. There is considerable uncertainty regarding the extent to which COVID-19 will continue to spread and the extent and duration of governmental and other measures implemented to try to slow the spread of the virus, such as large-scale travel bans and restrictions, border closures, quarantines, shelter-in-place orders and business and government shutdowns. In addition, our employees are now working remotely, which could increase the risk of security breaches or other cyber-incidents or attacks, loss of data, fraud and other disruptions.

The impact of the pandemic, including the resulting significant reduction in global demand for oil and, to a lesser extent natural gas, coupled with the sharp decline in oil prices following the announcement of price reductions and production increases in March 2020 by members of OPEC and other foreign, oil-exporting countries, is expected to lead to significant global economic contraction generally and in our industry in particular. Oil and natural gas prices are expected to continue to be volatile as a result of these events and the ongoing COVID-19 outbreak, and as changes in oil and natural gas inventories, industry demand and economic performance are reported. The current price environment has caused some of our operators’ wells to become uneconomic, which has resulted, and may result in the future, in suspension of production from those wells or a significant reduction in, existing production. Some operators may also attempt to shut in producing wells and avoid lease termination or payment of shut-in royalties by claiming force majeure, if provided for in the applicable lease. The curtailment of production or the shut-in of wells as a result of the ongoing COVID-19 outbreak and the drop in oil prices are both outside of our control, and the materialization of either circumstance could have a significant impact on our result of operations. We may receive notices regarding well shut-ins and curtailments of production from our operators as reductions in global demand for oil and natural gas resulting from the COVID-19 outbreak and depressed oil prices resulting from the OPEC decisions each continue and as oil storage facilities reach capacity and/or purchasers of crude products cancel previous orders as a result.

Due to the recent significant decline in oil and natural gas prices, as well as longer-term commodity price outlooks related to reduced demand for oil and natural gas as a result of the COVID-19 pandemic and other supply factors, we have recorded an impairment on our oil and natural gas properties for the three months ended March 31, 2020. If the expected significant decline in the price of oil, natural gas and NGLs continues through future periods or if prices decrease further in future periods, we may be required to record additional impairments.

We cannot predict the full impact that COVID-19 or the significant disruption and volatility currently being experienced in the oil and natural gas markets will have on our business, cash flows, liquidity, financial condition and results of operations at this time, due to numerous uncertainties. The ultimate impacts will depend on future developments beyond our control, which are highly uncertain and cannot be predicted, including, among others, the ultimate geographic spread of the virus, the consequences of governmental and other measures designed to prevent the spread of the virus, the development of effective treatments, the duration of the outbreak, future actions taken by members of OPEC and other foreign oil-exporting countries, actions taken by governmental authorities, our operators and other third parties and the timing and extent to which normal economic and operating conditions resume.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2020

ATLAS GROWTH PARTNERS, L.P.

By: Atlas Growth Partners GP, LLC, its General Partner /s/ Jeffrey M. Slotterback Name: Jeffrey M. Slotterback Title: Chief Executive Officer and Chief Financial Officer

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